UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2015

Starz

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2015, the Compensation Committee of the Board of Directors of Starz approved cash retention bonuses for David I. Weil, Executive Vice President and General Counsel of Starz, in the amount of (i) $150,000 if he remains continuously employed by Starz through December 31, 2016 and (ii) $150,000 if he remains continuously employed by Starz through December 31, 2017.  If Mr. Weil’s employment is terminated without cause or if Mr. Weil voluntarily terminates his employment for good reason during 2016 or 2017, in either case within 30 days before or 12 months immediately after a change in control, then Mr. Weil’s entire retention bonus for that year will be paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2015
STARZ

	By:	/s/ Glenn E. Curtis
Name: Glenn E. Curtis
Title: President